Form 8-K

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report
February 25, 2026

BAB, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-31555	36-4389547
(State or other jurisdiction of Identification Number)	Commission file number	(I.R.S. Employer incorporation or organization)

500 Lake Cook Road, Suite 475, Deerfield, IL 60015
(Address of principal executive offices) (Zip Code)

Issuer's telephone number (847) 948-7520

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BABB	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On February 25, 2026, BAB, Inc. (the “Company”) was notified by Sassetti LLC (“Sassetti”), the Company’s independent registered public accounting firm, that Sassetti will resign as the Company’s independent registered public accounting firm effective upon the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2025. Sassetti has informed the Company that it has decided to discontinue providing audit services to public company clients.

Sassetti LLC’s report on consolidated balance sheets of the Company and its subsidiaries as of November 30, 2025 and 2024, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the years ended November 30, 2025 and 2024 and the related notes, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended November 30, 2025 and 2024, and the subsequent interim period through the date hereof, there were:

●
No disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Sassetti on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Sassetti LLC’s satisfaction, would have caused Sassetti to make reference thereto their reports, and

●	No reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Sassetti with a copy of the disclosures in this Form 8-K and requested that Sassetti furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Sassetti LLC’s letter, dated February 25, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On February 25, 2026, upon the recommendation of the Audit Committee of the Board of Directors, the Company appointed CBIZ CPAs P.C. (“CBIZ”) as the Company’s new independent registered public accounting firm for the fiscal year ending November 30, 2026, effective immediately following the resignation of Sassetti.

During the fiscal years ended November 30, 2025 and 2024, and through February 25, 2026, neither the Company nor anyone on its behalf consulted with CBIZ regarding:

1.	The application of accounting principles to a specified transaction, either completed or proposed;

2.	The type of audit opinion that might be rendered on the Company’s financial statements; or

3.	Any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Sassetti LLC to the Securities and Exchange Commission, dated February 25, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAB, INC.

By: /s/ Geraldine Conn
Name: Geraldine Conn
Title: Chief Financial Officer
Date: February 25, 2026